Exhibit 99.2

BANKERS FINANCIAL PRODUCTS CORPORATION
AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS

For the Year Ended December 31, 2006

BANKERS FINANCIAL PRODUCTS CORPORATION
AND SUBSIDIARY

CONTENTS

Page

INDEPENDENT AUDITORS’ REPORT	1

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Balance Sheet	2
Consolidated Statement of Operations	3
Consolidated Statement of Stockholder’s Deficiency	4
Consolidated Statement of Cash Flows	5

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	6-12

INDEPENDENT AUDITORS’ REPORT

To the Stockholder
Bankers Financial Products Corporation and Subsidiary

We have audited the accompanying consolidated balance sheet of Bankers Financial Products Corporation and Subsidiary (the “Company”) as of December 31, 2006 and the related consolidated statements of operations, stockholder’s deficiency, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Bankers Financial Products Corporation and Subsidiary as of December 31, 2006, and the consolidated results of their operations and their cash flows for the year then ended in conformity with United States generally accepted accounting principles.

New York, New York
October 8, 2007

BANKERS FINANCIAL PRODUCTS CORPORATION
AND SUBSIDIARY

CONSOLIDATED BALANCE SHEET

December 31, 2006

ASSETS

CURRENT ASSETS
Cash	$1,000
Accounts receivable	130,176
Prepaid expenses	33,702

Total Current Assets		$164,878

PROPERTY AND EQUIPMENT, Net		741,759
TOTAL ASSETS		$906,637

LIABILITIES AND STOCKHOLDER'S DEFICIENCY
CURRENT LIABILITIES
Bank overdraft	$28,836
Accounts payable	86,563
Accrued expenses	316,455
Current portion of note payable	62,579
Deferred rent payable	13,737
Deferred revenue	3,221,476

Total Current Liabilities		$3,729,646

NOTE PAYABLE, Net of current portion		71,176

TOTAL LIABILITIES		3,800,822

COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S DEFICIENCY
Common stock - par value $1.00 per share; 56,000 shares authorized; 9,000 shares issued	9,000
Additional paid-in-capital	92,000
Accumulated deficit	(2,879,971)
	(2,778,971)
Less: treasury stock, at cost, 3,600 shares	(115,214)

TOTAL STOCKHOLDER'S DEFICIENCY		(2,894,185)

TOTAL LIABILITIES AND STOCKHOLDER'S
DEFICIENCY		$906,637

The accompanying notes are an integral part of these consolidated financial statements.

BANKERS FINANCIAL PRODUCTS CORPORATION
AND SUBSIDIARY

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

REVENUES		$5,906,368

COST OF REVENUES		2,313,199

GROSS PROFIT		3,593,169

OPERATING EXPENSES
Selling, general and administrative	$2,893,845
Depreciation and amortization	239,020

TOTAL OPERATING EXPENSES		3,132,865

INCOME FROM OPERATIONS		460,304

OTHER EXPENSES
Interest expense	(9,990)
Loss on disposal of property and equipment	(17,711)

TOTAL OTHER EXPENSES		(27,701)

NET INCOME		$432,603

The accompanying notes are an integral part of these consolidated financial statements.

BANKERS FINANCIAL PRODUCTS CORPORATION
AND SUBSIDIARY

CONSOLIDATED STATEMENT OF STOCKHOLDER'S DEFICIENCY

For the Year Ended December 31, 2006

			Additional				Total
	Common Stock		Paid-In	Accumulated	Treasury Stock		Stockholder's
	Shares	Amount	Capital	Deficit	Shares	Amount	Deficiency

BALANCE, December 31, 2005	9,000	$9,000	$92,000	$(2,367,780)	(3,600)	$(115,214)	$(2,381,994)

Advances to stockholder	--	--	--	(944,794)	--	--	(944,794)

Net income	--	--	--	432,603	--	--	432,603

BALANCE, December 31, 2006	9,000	$9,000	$92,000	$(2,879,971)	(3,600)	$(115,214)	$(2,894,185)

The accompanying notes are an integral part of these consolidated financial statements.

BANKERS FINANCIAL PRODUCTS CORPORATION
AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2006

CASH FLOWS FROM OPERATING ACTIVITIES
Net income		$432,603
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	$239,020
Loss on disposal of property and equipment	17,711
Deferred rent	10,732
Changes in operating assets and liabilities:
Accounts receivable	8,167
Prepaid expenses	(33,702)
Bank overdraft	28,836
Accounts payable	5,256
Accrued expenses	76,891
Deferred revenue	207,852

TOTAL ADJUSTMENTS		560,763

NET CASH PROVIDED BY OPERATING ACTIVITIES		993,366

CASH USED IN INVESTING ACTIVITIES
Purchases of property and equipment		(135,509)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal repayments of note payable	(192,752)
Advances to stockholder	(944,794)

NET CASH USED IN FINANCING ACTIVITIES		$(1,137,546)

NET DECREASE IN CASH		$(279,689)

CASH - Beginning		280,689

CASH - Ending		$1,000

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for:

Interest		$9,990

The accompanying notes are an integral part of these consolidated financial statements.

BANKERS FINANCIAL PRODUCTS CORPORATION
AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - Nature of Business

Bankers Financial Products Corporation (“Bankers”) was organized in the State of Wisconsin on April 19, 1989. Bankers, using its trade name RateWatch, offers pricing information (such as certificates of deposit, IRAs, money market accounts, savings accounts, checking accounts, home mortgages, home equity loans, credit cards, and auto loans) to more than 5,600 financial institutions (including banks, credit unions, internet banks, and mortgage companies.). The information is obtained from more than 24,000 financial institutions through surveys, phone calls, data feeds, and online internet searches. Bankers derives its revenue from subscription services offered to its financial institution customers.

On August 10, 2006, Bankers organized its wholly-owned subsidiary, bankingMyway.com, LLC (“BMW”). BMW is an online search engine that tracks over 24,000 financial institutions, and provides hundreds of banking rates on a local basis. Customers can perform searches by zip code, city, or state. The service can be accessed by the general public. BMW obtains rates from community banks, credit unions, internet banks, and mortgage companies on certificates of deposit, IRAs, money market accounts, savings accounts, checking accounts, home mortgages, home equity loans, and auto loans. BMW derives its revenue from advertising contracts with its financial institution clients and other advertisers.

NOTE 2 - Summary of Significant Accounting Policies

Principles of Consolidation
The consolidated financial statements include the accounts of Bankers and BMW, collectively, referred to as the “Company.” All significant inter-company balances and transactions have been eliminated in consolidation.

Revenue Recognition and Deferred Revenue
The Company recognizes revenue when it is realized or realizable and earned. The Company considers revenue realized or realizable and earned when it has persuasive evidence that an agreement exists, prices are fixed or determinable, services have been provided to the customer, and collectibility is reasonably assured. The Company reduces revenue for estimated discounts and other allowances. The Company generates its revenue primarily from subscriptions and advertising.

Subscription revenue represents fees paid by customers for access to particular services for the term of the subscription. Subscriptions are paid by checks and are generally billed in advance on an annual basis. Subscription revenue is recognized ratably over the subscription period.

BANKERS FINANCIAL PRODUCTS CORPORATION
AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - Summary of Significant Accounting Policies, continued

Revenue Recognition and Deferred Revenue, continued
Deferred revenue relates to subscription fees for which amounts have been billed and/or collected but for which revenue has not been recognized. The Company does not provide refunds for cancelled subscriptions.

Advertising revenue is derived from the sale of Internet sponsorship arrangements and from the delivery of banner, video, and email advertisements on the Company’s Web sites, and is recognized ratably over the period the advertising is displayed, provided that no significant Company obligations remain and collection of the resulting receivable is reasonably assured.

Cash and Cash Equivalents
The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Accounts Receivable
The Company reduces its accounts receivable for amounts that are determined to be uncollectible. The allowance for doubtful accounts is the Company's best estimate of the amount of probable credit losses in the Company's existing accounts receivable. The Company reviews its allowance for doubtful accounts on a monthly basis and determines the allowance based on an analysis of its past due accounts. All past due balances that are over 90 days are reviewed individually for collectibility. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. As of December 31, 2006, management believes that no allowance for doubtful accounts is necessary as all of the outstanding amounts have been collected subsequently.

Property and Equipment
Property and equipment, which consists of computer equipment, furniture and fixtures, software, and vehicle, are carried at cost, less accumulated depreciation, which is computed on the straight-line basis over the estimated useful lives of the related assets, which range from three to seven years. Leasehold improvements, which are also included in property and equipment, are recorded at cost, less accumulated amortization, which is computed on the straight-line basis over the shorter of their estimated useful lives or the lease term. Expenditures for maintenance and repairs are charged to expense as incurred.

BANKERS FINANCIAL PRODUCTS CORPORATION
AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - Summary of Significant Accounting Policies, continued

Income Taxes
Bankers has elected under the Internal Revenue Code to be an "S" corporation. In lieu of paying corporate income taxes, the sole stockholder of Bankers is taxed for Bankers’ taxable income. Accordingly, no provision or liability has been made for Federal and state income taxes since such taxes, if any, are the responsibility of the Company’s sole stockholder.

Treasury Stock
Shares of common stock repurchased by the Company are recorded at cost as treasury stock and result in a reduction of stockholder’s equity. When shares are reissued, the Company uses the average cost method for determining cost. The difference between the cost and the issuance price of the shares is added to or deducted from additional paid-in capital.

Advertising
The Company expenses the cost of advertising as incurred. Advertising expense for the year ended December 31, 2006 was approximately $13,000.

Fair Value of Financial Instruments
The carrying amount of cash, accounts receivable, and accounts payable approximate their fair values because of the short-term nature of these financial instruments. The recorded value of note payable approximates its fair value as interest approximates the market rate.

Use of Estimates
The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to makes estimates and assumptions. Such estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses. Actual results could differ from estimated amounts.

Recent Accounting Pronouncements
In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities a minimum threshold for financial statement recognition of the benefit of tax positions, and requires certain expanded disclosures. The Interpretation is effective for fiscal years beginning after December 31, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Company is in the process of evaluating the impact of the application of the Interpretation to its consolidated financial statements.

BANKERS FINANCIAL PRODUCTS CORPORATION
AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - Summary of Significant Accounting Policies, continued

Recent Accounting Pronouncements, continued
In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS No. 157”). This Statement defines fair value, establishes a framework for measuring fair value and expands disclosure of fair value measurements. SFAS No. 157 applies under other accounting pronouncements that require or permit fair value measurements and accordingly, does not require any new fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is in the process of evaluating the impact of the adoption of SFAS No. 157 to its consolidated financial statements.

In September 2006, the staff of the SEC issued Staff Accounting Bulletin No. 108 ("SAB 108") which provides interpretive guidance on how the effects of the carryover or reversal of prior year misstatements should be considered in quantifying a current year misstatement. SAB 108 becomes effective in fiscal year 2007. The adoption of SAB 108 did not have a material impact to the Company's consolidated financial statements.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities - including an amendment of FASB Statement No. 115” (“SFAS No. 159”). This Statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. SFAS No. 159 is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of SFAS No. 157. The Company is in the process of evaluating the impact of the adoption of SFAS No. 159 to its consolidated financial statements.

NOTE 3 - Property and Equipment

Property and equipment consists of the following as of December 31, 2006:

Computer equipment	$597,556
Software	312,173
Furniture and fixtures	305,342
Vehicle	54,511
Leasehold improvements	116,008
1,385,590
Less: accumulated depreciation and amortization	(643,831)

Property and Equipment, Net	$741,759

BANKERS FINANCIAL PRODUCTS CORPORATION
AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 - Property and Equipment, continued

Depreciation and amortization expense for the year ended December 31, 2006 amounted to $239,020.

NOTE 4 - Note Payable

As of December 31, 2006, the Company has an outstanding loan of $133,755 from Premier Bank under a $300,000 term loan agreement requiring 60 monthly payments of approximately $5,636 and accrues interest at a fixed annual rate of 4.75%. The loan is secured by all of the Company’s assets and a personal guaranty of the Company’s sole stockholder.

For the year ended December 31, 2006, total interest expense for this loan was $8,049.

As of December 31, 2006, future principal repayments for this loan were as follows:

For the Year Ending December 31,	Amount
2007	$62,579
2008	65,673
2009	5,503

Total	$133,755

NOTE 5 - Commitments and Contingencies

Operating Leases
Effective December 6, 2005 the Company executed a lease for its office space located in Fort Atkinson, Wisconsin. The Company is required to pay an initial base rent of $157,000 per year and a one and a half percent increase per annum over a ten-year period. The lease is considered an operating lease and rent charged to operations for the year ended December 31, 2006 amounted to $167,732.

BANKERS FINANCIAL PRODUCTS CORPORATION
AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 - Commitments and Contingencies, continued

Operating Leases, continued
As of December 31, 2006, future minimum lease payments under these operating leases are as follows:

For the Year Ending December 31,	Amount
2007	$159,355
2008	161,745
2009	164,172
2010	166,634
2011	169,134
Thereafter	702,288

Total	$1,523,328

Employment Agreements
On August 21, 2006 and January 2, 2007, the Company entered into employment agreements with certain members of its management. The agreements are for a three-year period ending August 20, 2009 and December 31, 2009, unless earlier terminated by either the Company or the employee. As of December 31, 2006, the total commitment under the employment agreements amounted to $1,320,000.

NOTE 6 - Advances to Stockholder

This balance represents advances made to the Company’s sole stockholder, which are noninterest-bearing and have no definitive repayment terms. Such advances have been presented as a component of the stockholder’s deficiency.

NOTE 7 - Defined Contribution Plan

The Company has a SIMPLE IRA Retirement Plan covering all eligible employees of the Company. The Plan provides that the Company matches employee elective deferrals up to 3% of the employee compensation for the year. For the year ended December 31, 2006, there were contributions of approximately $46,000 charged to operations.

BANKERS FINANCIAL PRODUCTS CORPORATION
AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 - Major Customer and Concentration of Credit Risk

No individual customer accounted for 10% or more of total revenues during the year ended December 31, 2006.

The Company’s customers are primarily concentrated in the United States. The Company performs ongoing credit evaluations, generally does not require collateral, and establishes an allowance for doubtful accounts based upon factors surrounding the credit risk of customers, historical trends and other information.

NOTE 9 - Other Events

On September 21, 2007, the Company issued a note to First Citizens Bank of Whitewater, Wisconsin amounting to $283,000.  The note accrues interest at 7.75% per annum and both principal and accrued interest are due on January 18, 2008.  The note is secured by the assets of the Company.

In October 2007, the Company commenced negotiations with TheStreet.com, Inc. (NASDAQ: TSCM) for a possible acquisition of the Company by TheStreet.com, Inc. It is anticipated that TheStreet.com, Inc., through a newly created subsidiary, will acquire 100% of the common stock of the Company for an aggregate purchase price of approximately $25 million, consisting of approximately $17 million in cash and $8 million of unregistered common stock of TheStreet.com, subject to certain purchase price adjustments.